AXA PREMIER VIP TRUST
Rule 10f-3 TRANSACTIONS SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH AN AFFILIATED UNDERWRITER
PARTICIPATES)
For the period July 1, 2011 - December 31, 2011

Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/13/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,490,000
   Aggregate Amount of Offering:  $350,000,000
   Purchase Price:  $99.982
   Commission, Spread or Profit:  0.250%
   Security:  Target Corp
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/13/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,490,000
   Aggregate Amount of Offering:  $350,000,000
   Purchase Price:  $99.982
   Commission, Spread or Profit:  0.250%
   Security:  Target Corp
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Morgan Stanley & Co LLC
   Principal Amount of Purchase by Advisor:  $2,335,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.749
   Commission, Spread or Profit:  0.350%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Morgan Stanley & Co LLC
   Principal Amount of Purchase by Advisor:  $730,000
   Aggregate Amount of Offering:  $1,250,000,000
   Purchase Price:  $99.537
   Commission, Spread or Profit:  0.450%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,850,000
   Aggregate Amount of Offering:  $1,250,000,000
   Purchase Price:  $99.537
   Commission, Spread or Profit:  0.450%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,850,000
   Aggregate Amount of Offering:  $1,250,000,000
   Purchase Price:  $99.537
   Commission, Spread or Profit:  0.450%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $1,980,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.749
   Commission, Spread or Profit:  0.350%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $1,980,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.749
   Commission, Spread or Profit:  0.350%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,900,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.945
   Commission, Spread or Profit:  0.250%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/14/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $2,900,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.945
   Commission, Spread or Profit:  0.250%
   Security:  Capital One Financial Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/22/11
   Underwriter from Whom Purchased:  Goldman Sachs & Co.
   Principal Amount of Purchase by Advisor:  $1,910,000
   Aggregate Amount of Offering:  $2,750,000,000
   Purchase Price:  $99.946
   Commission, Spread or Profit:  0.450%
   Security:  Goldman Sachs & Co.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  07/22/11
   Underwriter from Whom Purchased:  Goldman Sachs & Co.
   Principal Amount of Purchase by Advisor:  $1,910,000
   Aggregate Amount of Offering:  $2,750,000,000
   Purchase Price:  $99.946
   Commission, Spread or Profit:  0.450%
   Security:  Goldman Sachs & Co.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Small Cap Growth (Morgan Stanley Sleeve) Portfolio:
   Purchase Date:  07/27/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $6,649,126
   Aggregate Amount of Offering:  $422,750,000
   Purchase Price:  $19.000
   Commission, Spread or Profit:  6.500%
   Security:  Dunkin Brands Group Inc.
   Affiliated Underwriter:  Morgan Stanley & Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  08/15/11
   Underwriter from Whom Purchased:  Barclays Capital Inc.
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $300,000,000
   Purchase Price:  $99.796
   Commission, Spread or Profit:  0.650%
   Security:  Florida Power Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  09/07/11
   Underwriter from Whom Purchased:  Merrill Linch Pierce, Fenner & Smith Inc.
   Principal Amount of Purchase by Advisor:  $720,000
   Aggregate Amount of Offering:  $1,250,000,000
   Purchase Price:  $98.216
   Commission, Spread or Profit:  0.875%
   Security:  Time Wrner Cable Inc.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Aggressive Equity (Marsico Sleeve) Portfolio:
   Purchase Date:  09/09/11
   Underwriter from Whom Purchased:  Various Brokers  *
   Principal Amount of Purchase by Advisor:  $34,750,000
   Aggregate Amount of Offering:  $868,750,000
   Purchase Price:  $34.750
   Commission, Spread or Profit:  3.000%
   Security:   Dollar General Corporation
   Affiliated Underwriter:  Sanford C. Bernstein & Co.
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/13/11
   Underwriter from Whom Purchased:  Wells Fargo Securities LLC
   Principal Amount of Purchase by Advisor:  $8,595,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.814
   Commission, Spread or Profit:  0.600%
   Security:  Stryker Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/13/11
   Underwriter from Whom Purchased:  Wells Fargo Securities LLC
   Principal Amount of Purchase by Advisor:  $8,595,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.814
   Commission, Spread or Profit:  0.600%
   Security:  Stryker Corporation
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/14/11
   Underwriter from Whom Purchased:  Citgroup Global Markets Inc.
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.695
   Commission, Spread or Profit:  0.065%
   Security:  Textron Inc.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/14/11
   Underwriter from Whom Purchased:  Citgroup Global Markets Inc.
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.695
   Commission, Spread or Profit:  0.065%
   Security:  Textron Inc.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/14/11
   Underwriter from Whom Purchased:  Citgroup Global Markets Inc.
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.960
   Commission, Spread or Profit:  0.600%
   Security:  Textron Inc.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Multi-Sector  Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  09/14/11
   Underwriter from Whom Purchased:  Citgroup Global Markets Inc.
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.960
   Commission, Spread or Profit:  0.600%
   Security:  Textron Inc.
   Affiliated Underwriter:  Williams Capital Group LP
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  10/05/11
   Underwriter from Whom Purchased:  Banc of America Securities Limited
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $400,000,000
   Purchase Price:  $99.601
   Commission, Spread or Profit:  0.650%
   Security:  Darden Restaurant
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  10/05/11
   Underwriter from Whom Purchased:  Banc of America Securities Limited
   Principal Amount of Purchase by Advisor:  $3,000,000
   Aggregate Amount of Offering:  $400,000,000
   Purchase Price:  $99.601
   Commission, Spread or Profit:  0.650%
   Security:  Darden Restaurant
   Affiliated Underwriter:  The Williams Capital Group, L.P.
MultiManager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  10/27/11
   Underwriter from Whom Purchased:  Credit Suisse Securities (USA) LLC
   Principal Amount of Purchase by Advisor:  $700,000
   Aggregate Amount of Offering:  $1,850,000,000
   Purchase Price:  $99.208
   Commission, Spread or Profit:  0.450%
   Security:  Verizon Communications, Inc.
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Aggressive Equity (T. Rowe Sleeve) Portfolio:
   Purchase Date:  11/03/11
   Underwriter from Whom Purchased:  Morgan Stanley & Co. LLC
   Principal Amount of Purchase by Advisor:  $70,000,000
   Aggregate Amount of Offering:  $700,000,000
   Purchase Price:  $20.000
   Commission, Spread or Profit:  6.000%
   Security:  Groupon, Inc.
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Aggressive Equity (Legg Mason Sleeve) Portfolio:
   Purchase Date:  11/04/11
   Underwriter from Whom Purchased:  Morgan Stanley & Co. LLC
   Principal Amount of Purchase by Advisor:  $60,000,000
   Aggregate Amount of Offering:  $805,000,000
   Purchase Price:  $20.000
   Commission, Spread or Profit:  60.000%
   Security:  Groupon, Inc.
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  11/04/11
   Underwriter from Whom Purchased:  Merrill Lynch, Pierce, Fenner & Smith Inc.
   Principal Amount of Purchase by Advisor:  $490,000
   Aggregate Amount of Offering:  $1,250,000,000
   Purchase Price:  $99.603
   Commission, Spread or Profit:  0.450%
   Security:  Dow Chemical Co.
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  11/07/11
   Underwriter from Whom Purchased:  Goldman, Sachs & Co
   Principal Amount of Purchase by Advisor:  $50,000,000
   Aggregate Amount of Offering:  $500,000,000
   Purchase Price:  $99.453
   Commission, Spread or Profit:  0.450%
   Security:  UnitedHealth Group, Inc.
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Core Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  11/08/11
   Underwriter from Whom Purchased:  J.P. Morgan Chase Bank NA
   Principal Amount of Purchase by Advisor:  $1,520,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.767
   Commission, Spread or Profit:  0.350%
   Security:  Hershey Company
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Multi-Sector Bond (SSgA Sleeve) Portfolio:
   Purchase Date:  11/08/11
   Underwriter from Whom Purchased:  J.P. Morgan Chase Bank NA
   Principal Amount of Purchase by Advisor:  $1,520,000
   Aggregate Amount of Offering:  $250,000,000
   Purchase Price:  $99.767
   Commission, Spread or Profit:  0.350%
   Security:  Hershey Company
   Affiliated Underwriter:  The Williams Capital Group, L.P.
Multimanager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  11/14/11
   Underwriter from Whom Purchased:  HSBC Securities (USA) Inc.
   Principal Amount of Purchase by Advisor:  $93,500,000
   Aggregate Amount of Offering:  $750,000,000
   Purchase Price:  $99.927
   Commission, Spread or Profit:  0.875%
   Security:  HSBC Holdings PLC
   Affiliated Underwriter:  PNC Capital Markets LLC
MultiManager Core Bond (BlackRock Sleeve) Portfolio:
   Purchase Date:  12/05/11
   Underwriter from Whom Purchased:  J.P. Morgan Securities LLC
   Principal Amount of Purchase by Advisor:  $275,000
   Aggregate Amount of Offering:  $650,000,000
   Purchase Price:  $99.831
   Commission, Spread or Profit:  0.875%
   Security:  Duke Energy Carolinas, LLC
   Affiliated Underwriter:  The Williams Capital Group, L.P.

*   Goldman Sachs & Co., Bank of America, J.P. Morgan, Citigroup and KKR